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                                                                      EXHIBIT 21

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ENTITY                                                          JURISDICTION
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
ACCROSERV SRL                                                   Barbados
ACCROVEN SRL                                                    Barbados
Alliance Canada Marketing L.P.                                  Alberta
Alliance Canada Marketing LTD                                   Alberta
Apco Argentina, Inc.                                            Cayman Islands
Apco Properties Ltd.                                            Cayman Islands
Arctic Fox Assets, L.L.C.                                       Delaware
Aspen Products Pipeline LLC                                     Delaware
Aux Sable Canada Ltd.                                           Alberta
Aux Sable Canada LP                                             Alberta
Aux Sable Liquid Products Inc.                                  Delaware
Aux Sable Liquid Products LP                                    Alberta
Bargath Inc.                                                    Colorado
Barrett Fuels Corporation                                       Delaware
Barrett Resources International Corporation                     Delaware
Barrett Resources Peru Corporation                              Delaware
Baton Rouge Fractionators LLC                                   Delaware
Baton Rouge Pipeline LLC                                        Delaware
Beech Grove Processing Company                                  Tennessee
Bison Royalty LLC                                               Delaware
Black Marlin Pipeline Company                                   Texas
Carbon County UCG, Inc.                                         Delaware
Cardinal Operating Company                                      Delaware
Cardinal Pipeline Company, LLC                                  North Carolina
Castle Associates, L.P.                                         Delaware
Chacahoula Natural Gas Storage, LLC                             Delaware
Choctaw Natural Gas Storage, LLC                                Delaware
ChoiceSeat, L.L.C.                                              Delaware
Cross Bay Operating Company                                     Delaware
Cross Bay Pipeline Company, L.L.C.                              Delaware
Discovery Gas Transmission LLC                                  Delaware
Discovery Producer Services LLC                                 Delaware
Distributed Power Solutions L.L.C.                              Delaware
E-Birchtree, LLC                                                Delaware
Energy International Corporation                                Pennsylvania
Energy News Live, LLC                                           Delaware
E-Oaktree, LLC                                                  Delaware
ESPAGAS USA, Inc.                                               Delaware
ESPAGAS, S.A. de C.V.                                           Mexico
F T & T, Inc.                                                   Delaware
Fishhawk Ranch, Inc.                                            Florida
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
FleetOne Inc.                                                   Delaware
FPT Marketing Company Limited                                   Bermuda
Garrison, L.L.C.                                                Delaware
Gas Supply, L.L.C.                                              Delaware
Georgia Strait Crossing Pipeline LP                             Utah
Goebel Gathering Company, L.L.C.                                Delaware
GSX Canada Limited Partnership                                  British Columbia
GSX Operating Company, LLC                                      Delaware
GSX Pipeline, LLC                                               Delaware
GSX Western Pipeline Company                                    Delaware
Gulf Liquids Holdings LLC                                       Delaware
Gulf Liquids New River Project LLC                              Delaware
Gulf Star Deepwater Services, LLC                               Delaware
Gulf Stream Natural Gas System, L.L.C.                          Delaware
Gulfstream Management & Operating Services, L.L.C.              Delaware
Hazleton Fuel Management Company                                Delaware
Hazleton Pipeline Company                                       Delaware
HI-BOL Pipeline Company                                         Delaware
Inland Ports, Inc.                                              Tennessee
Kiowa Gas Storage, L.L.C.                                       Delaware
Laughton, L.L.C.                                                Delaware
Liberty Operating Company                                       Delaware
Longhorn Enterprises of Texas, Inc.                             Delaware
Longhorn Partners GP, L.L.C.                                    Delaware
Longhorn Partners Pipeline, L.P.                                Delaware
MAPCO Alaska Inc.                                               Alaska
MAPCO Canada Energy Inc.                                        Canada
MAPCO Energy Services, L.L.C.                                   Delaware
MAPCO Impressions Inc.                                          Oklahoma
MAPCO Inc. DE                                                   Delaware
MAPL Investments, Inc.                                          Delaware
Marsh Resources, Inc.                                           Delaware
Mid-Continent Fractionation and Storage, LLC                    Delaware
Millennium Energy Fund, L.L.C.                                  Delaware
Moriche Bank Ltd.                                               Barbados
North Padre Island Spindown, Inc.                               Delaware
Northwest Alaskan Pipeline Company                              Delaware
Northwest Argentina Corporation                                 Utah
Northwest Land Company                                          Delaware
Northwest Pipeline Corporation                                  Delaware
Parkco, L.L.C.                                                  Oklahoma
Parkco Two, L.L.C.                                              Oklahoma
Piceance Production Holdings LLC                                Delaware
Pine Needle LNG Company, LLC                                    North Carolina
Pine Needle Operating Company                                   Delaware
Rainbow Resources, Inc.                                         Colorado
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
Reserveco Inc.                                                  Delaware
Rio Vista Energy Marketing Company, L.L.C.                      Delaware
Rulison Production Company LLC                                  Delaware
Servicios Williams International de Mexico S.A. de C.V.         Mexico
Silver State Resources Management, LLC                          Delaware
Snow Goose Associates, L.L.C.                                   Delaware
Sociedad Williams Enbridge y Compania                           Venezuela
Solutions EMT, Inc.                                             Texas
Tennessee Processing Company                                    Delaware
TGPL Enterprises, Inc.                                          Delaware
TGPL Enterprises, LLC                                           Delaware
The Tennessee Coal Company                                      Delaware
Thermogas Energy, LLC                                           Delaware
Touchstar Energy Technologies, Inc.                             Texas
Touchstar Technologies Pty Ltd.                                 South Africa
TouchStar Technologies, L.L.C.                                  Delaware
TransCardinal Company                                           Delaware
TransCarolina LNG Company                                       Delaware
Transco Coal Gas Company                                        Delaware
Transco Cross Bay Company                                       Delaware
Transco Energy Company                                          Delaware
Transco Energy Investment Company                               Delaware
Transco Energy Marketing Company                                Delaware
Transco Exploration Company                                     Delaware
Transco Gas Company                                             Delaware
Transco Liberty Pipeline Company                                Delaware
Transco P-S Company                                             Delaware
Transco Resources, Inc.                                         Delaware
Transco Terminal Company                                        Delaware
Transco Tower Realty, Inc.                                      Delaware
Transcontinental Gas Pipe Line Corporation                      Delaware
Transeastern Gas Pipeline Company, Inc.                         Delaware
Tulsa Williams Company                                          Delaware
TXG Gas Marketing Company                                       Delaware
Valley View Coal, Inc.                                          Tennessee
Volunteer - Williams, L.L.C.                                    Delaware
WCG NOTE CORP., INC.                                            Delaware
WEM&T Trading GmbH                                              Austria
WFS - Liquids Company                                           Delaware
WFS - NGL Pipeline Company, Inc.                                Delaware
WFS - Offshore Gathering Company                                Delaware
WFS - Pipeline Company                                          Delaware
WFS Enterprises, Inc.                                           Delaware
WFS Gathering Company, L.L.C.                                   Delaware
WGP Enterprises, Inc.                                           Delaware
WGP Gulfstream Pipeline Company, L.L.C.                         Delaware
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
WGP International Canada, Inc.                                  New Brunswick
WHBC Holdings, LLC                                              Delaware
WHBC, LLC                                                       Delaware
WHD Enterprises, LLC                                            Delaware
Williams Acquisition Holding Company, Inc. (Del)                Delaware
Williams Acquisition Holding Company, Inc. (NJ)                 New Jersey
Williams Aircraft, Inc.                                         Delaware
Williams Alaska Air Cargo Properties, L.L.C.                    Alaska
Williams Alaska Petroleum, Inc.                                 Alaska
Williams Alliance Canada Marketing, Inc.                        New Brunswick
Williams Arkoma Gathering Company, LLC                          Delaware
Williams Cove Point, Inc.                                       Delaware
Williams Distributed Power Services, Inc.                       Delaware
Williams EnergIa Espana, S.L.                                   Spain
Williams Energia Italia SRL                                     Italy
Williams Energy Canada, Inc.                                    New Brunswick
Williams Energy Company                                         Delaware
Williams Energy European Services Ltd.                          United Kingdom
Williams Energy Marketing & Trading Canada, Inc.                New Brunswick
Williams Energy Marketing & Trading Europe Ltd                  England
Williams Energy Marketing & Trading Holdings UK Ltd.            United Kingdom
Williams Energy Network, Inc.                                   Delaware
Williams Energy Services, LLC                                   Delaware
Williams Energy Solutions, Inc.                                 Delaware
Williams Energy, L.L.C.                                         Delaware
Williams Environmental Services Company                         Delaware
Williams Equities, Inc.                                         Delaware
Williams Exploration Company                                    Delaware
Williams Express, Inc. AK                                       Alaska
Williams Express, Inc.                                          Delaware
Williams Fertilizer, Inc.                                       Delaware
Williams Field Services - Gulf Coast Company, L.P.              Delaware
Williams Field Services Company                                 Delaware
Williams Field Services Group, Inc                              Delaware
Williams Flexible Generation, LLC                               Delaware
Williams Gas Company                                            Delaware
Williams Gas Energy, Inc.                                       Delaware
Williams Gas Pipeline - Alliance Canada, Inc.                   Alberta
Williams Gas Pipeline Company, LLC                              Delaware
Williams Gas Pipeline Mexico, S.A. de C.V.                      Mexico
Williams Gas Processing - Gulf Coast Company, L.P.              Delaware
Williams Generation Company - Hazleton                          Delaware
Williams Global Energy Cayman Limited                           Cayman Islands
Williams Global Holdings Company                                Delaware
Williams GmbH                                                   Austria
Williams GP LLC                                                 Delaware
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
Williams GSR, L.L.C.                                            Delaware
Williams Gulf Coast Gathering Company, LLC                      Delaware
Williams Headquarters Building Company                          Delaware
Williams Headquarters Building, L.L.C.                          Delaware
Williams Holdings GmbH                                          Austria
Williams Hugoton Compression Services, Inc.                     Delaware
Williams Indonesia, L.L.C.                                      Delaware
Williams Information Technology, Inc.                           Delaware
Williams International Bermuda Limited                          Bermuda
Williams International Company                                  Delaware
Williams International de Mexico, S.A. de C.V.                  Mexico
Williams International Ecuadorian Ventures Bermuda Limited      Bermuda
Williams International Investments Cayman Limited               Cayman Islands
Williams International Jose Limited                             Cayman Islands
Williams International Oil & Gas Venezuela Limited              Cayman Islands
Williams International Pigap Limited                            Cayman Islands
Williams International Services Company                         Nevada
Williams International Telecom Limited                          Delaware
Williams International Telecommunications Investments
   Cayman Limited                                               Cayman Islands
Williams International Venezuela Limited                        Cayman Islands
Williams International Ventures Bermuda Ltd.                    Bermuda
Williams Learning Center, Inc.                                  Delaware
Williams Memphis Terminal, Inc.                                 Delaware
Williams Merchant Services Company, Inc.                        Delaware
Williams Mid-South Pipelines, LLC                               Delaware
Williams Midstream Marketing and Risk Management, LLC           Delaware
Williams Midstream Natural Gas Liquids, Inc.                    Delaware
Williams Mobile Bay Producer Services, L.L.C.                   Delaware
Williams Natural Gas Liquids Canada, Inc.                       Alberta
Williams Natural Gas Liquids, Inc.                              Delaware
Williams Natural Gas Storage, LLC                               Delaware
Williams New Soda, Inc.                                         Delaware
Williams Oil Gathering, L.L.C.                                  Delaware
Williams Olefins Feedstock Pipelines, L.L.C.                    Delaware
Williams Olefins, L.L.C.                                        Delaware
Williams One-Call Services, Inc.                                Delaware
WILLIAMS PETROLEOS ESPANA, S.L.                                 Spain
Williams Petroleum Pipeline Systems, Inc.                       Delaware
Williams Petroleum Services, LLC                                Delaware
Williams Pipeline Services Company                              Delaware
Williams Power Company, Inc.                                    Delaware
Williams Production - Gulf Coast Company, L.P.                  Delaware
Williams Production Company, LLC                                Delaware
Williams Production Holdings LLC                                Delaware
Williams Production Mid-Continent Company                       Oklahoma
Williams Production RMT Company                                 Delaware
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
Williams Production Rocky Mountain Company                      Delaware
Williams Refining & Marketing, L.L.C.                           Delaware
Williams Relocation Management, Inc.                            Delaware
Williams Resource Center, L.L.C.                                Delaware
Williams Risk Holdings, L.L.C.                                  Delaware
Williams Risk Management L.L.C.                                 Delaware
Williams Soda Holdings, LLC                                     Delaware
Williams Sodium Products Company                                Delaware
Williams Strategic Sourcing Company                             Delaware
Williams Strategic Ventures, LLC                                Delaware
Williams Trading UK Ltd.                                        United Kingdom
Williams TravelCenters, Inc.                                    Delaware
Williams Underground Gas Storage Company                        Delaware
Williams Western Holding Company, Inc.                          Delaware
Williams Wireless, Inc.                                         Delaware
Williams WPC - I, Inc.                                          Delaware
Williams WPC - II, Inc.                                         Delaware
Williams WPC International Company                              Delaware
WilMart, Inc.                                                   Delaware
WilPro Energy Services El Furrial Limited                       Cayman Islands
WilPro Energy Services Pigap II Limited                         Cayman Islands
Worldwide Services Limited                                      Cayman Islands
WPX Enterprises, Inc.                                           Delaware
WPX Gas Resources Company                                       Delaware
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